Preliminary Proxy Statement

                            SCHEDULE 14A INFORMATION
                   Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant   /X/

Check the appropriate box:

 /X/  Preliminary Proxy Statement
 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 / /  Definitive Proxy Statement
 / /  Definitive Additional Materials
 / /  Soliciting Material Pursuant to ss.240.14a-12

                                BORLAND SOFTWARE CORPORATION
                (Name of Registrant as Specified in Its Charter)

                                C. ROBERT COATES
                                ----------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

                              /X/  No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction
            applies:
                     --------------------------------------------------
         2) Aggregate number of securities to which transaction
            applies:
                    ---------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction: -----------

         5) Total fee paid: (Fee paid previously with preliminary materials).

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

         1) Amount Previously Paid:
                                     --------------------------------.
         2) Form, Schedule or Registration Statement No.:
                                             ----------------------
         3) Filing Party: C. Robert Coates
                          ----------------
         4) Date Filed: January 26, 2004
                        ----------------


ITEM 1.  DATE, TIME AND PLACE INFORMATION
-----------------------------------------

(a)      Date, Time and Place of Meeting
         -------------------------------

On or about May 14, 2004, or on such other date, and at such place and time as is fixed by borland software corporation (the "company").

         Principal Executive Office of the Registrant
         --------------------------------------------

         Borland Software Corporation
         100 Enterprise Way
         Scotts Valley, California 95066

         Telephone: (831) 431-1000

(b) Approximate date on which the Proxy Statement and form of Proxy is to be given to security holders:

         Estimated to be on or about February 9, 2004.

(c)(1) Deadline for submitting shareholder proposals and form of Proxy for the Registrant's Next Annual Meeting, for inclusion in the Company's Proxy
       Statement:

         January 1, 2004.

2) Date after which notice of a shareholder's proposal submitted is considered untimely:

         January 26, 2004


ITEM 2.  REVOCABILITY OF PROXY
------------------------------

         Any Proxy executed and returned by a stockholder to Mr. Coates may be revoked at any time thereafter if written notice of revocation is given to Mr. Coates, prior to the vote taken at the meeting, or by execution of a subsequent proxy which is presented to the meeting, or if the stockholder attends the meeting and votes by ballot, except as to matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.


ITEM 4.  PERSONS MAKING THE SOLICITATION
----------------------------------------

         This solicitation is made by C. Robert Coates. Solicitations will be made by use of the mail, formal or informal meetings, and/or by telephone contact with one or more stockholders. The cost of this solicitation will be borne by Mr. Coates. Mr. Coates has spent an estimated $3,000 to date, and estimates that total expenditures will equal approximately $25,000.

         If Mr. Coates is successful in this solicitation, he will not seek reimbursement from the Company for the costs of solicitation, and does not expect that the issue of reimbursement will be submitted to a vote of stockholders.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
----------------------------------------------------------------

         As of January 23, 2004, C. Robert Coates beneficially owned 2,319,090 shares of the Company's outstanding Common Stock.

         Mr. Coates is seeking to have himself elected to fill a seat up for election for the Company's Class III Directors on the Board of Directors at the next Annual or Special Meeting of Shareholders. If successful, Mr. Coates will become a member of the Company's Board of Directors, and has consented to serve as Director if elected.

         Mr. Coates is advised that the Company's non-employee Directors receive an annual retainer of $20,000, payment of flat fees for attendance at each meeting of the Board, and each committee of the Board. Further, under the Company's automatic grant program in effect under the Company's 2002 Stock Incentive Plan, new directors receive an initial grant of options to acquire 30,000 shares of the Company's Common stock.

         Further, Mr. Coates is advised that on the first trading day in July each year each individual who is at that time serving as a non-employee board member receives one or more automatic stock option grants in accordance with the following formula:

(i) Each such non-employee board member on that annual grant date receives an option for 12,500 shares of the Company's common stock, except that the chairperson of the board of directors receives an option grant for 17,500 shares.

(ii) Each non-employee board member who is serving as a member of any of the Company's board committees also receives an additional option grant for 1,000 shares of the Company's common stock for each committee on which he or she is serving on the annual grant date.

(iii) Each non-employee board member who is also serving as the chairperson of any board committee at that time receives an additional option grant for 1,000 shares of the Company's common stock for each committee on which he or she is serving as chairperson on the grant date.

There is no limit on the number of such annual option grants any one eligible non-employee board member may receive over his or her period of continued board service.

Each automatic grant has an exercise price per share equal to fair market value per share of the Company's common stock on the grant date and has a maximum term of ten years, subject to earlier termination upon the later of (i) twelve months after the date of the optionee's cessation of board service for any reason or
(ii) three months after the date the optionee is first free to sell the option shares without contravention of applicable federal and state securities laws. Each automatic option is immediately exercisable for all of the option shares. However, any shares purchased under such option will be subject to repurchase by the Company, at the lower of the exercise price paid per share or the fair market value per share, should the optionee cease board service prior to vesting in those shares.

The shares subject to each initial and annual automatic option grant vest as follows: one-third of those option shares vest upon the optionee's completion of one year of board service measured from the grant date of that option, and the remaining option shares vest in a series of twenty-four successive equal monthly installments upon the optionee's completion of each of the next twenty-four months of continued board service thereafter. However, the shares subject to each initial and annual option grant vest in full on an accelerated basis should the Company experience certain changes in control or ownership or should the optionee die or become disabled during his or her period of board service.

Except for the above, and other than Mr. Coates' security holdings in the Company, Mr. Coates has no other substantial interest, direct or indirect, in the matter(s) to be acted upon for which proxies are solicited. Mr. Coates' present principal occupation and the principal business address of the corporation with which he is employed are as follows:

C. ROBERT COATES
----------------

         C. Robert Coates
         150 N. Wacker Drive, Suite 2250
         Chicago, Illinois  60606
         (800)-295-0841

For over twenty years, C. Robert Coates has been the Chief Executive Officer of Management Insights, Inc., a tax consulting firm that specializes in tax credits and incentives. Mr. Coates earned a Bachelor of Arts Degree in Economics with Distinction from the University of Virginia, an MBA in Finance, and a Ph.D. in Finance, Economics and Accounting from the University of Chicago. Mr. Coates served on the Board of Directors of Borland Software Corporation, from June 1999 to February 2000. Mr. Coates was not a member of that board's compensation committee, or any other Committee during his period of service as a Board member for the Company.

Shares Owned
------------

C. Robert Coates beneficially owns 2,319,090 shares of the Company's Common Stock, as set out below:


         Beneficial Ownership                                 Shares
         --------------------                                 ------

         C. Robert Coates                                    172,900
         Suzanne Coates (wife)                                50,000
         Robert & Suzanne Coates                             935,065
         Katarina Coates (daughter)                            9,950
         Spencer Coates (son)                                 14,175
         Management Insights, Inc.                         1,137,000

Set out below is information with respect to all securities of the Company purchased or sold by C. Robert Coates within the past two years. Mr. Coates owns no shares of the Company's Common Stock, either beneficially or non-beneficially, other than as set forth below:

C. ROBERT COATES

        Shares of the Company's
        Common Stock            Action      Avg. Price        Date
                                (Buy/Sell)

            40,000              Sell         $9.46        05/23/02
            15,300              Sell         $9.36        05/28/02
            62,800              Sell         $9.41        05/29/02
            37,500              Sell         $7.87        07/09/02
            25,000              Sell         $7.35        07/10/02
           360,000              Sell         $6.80        07/12/02
           200,000              Sell        $13.51        10/31/02
            20,000              Buy         $12.65        11/20/02
            20,000              Sell        $13.47        11/21/02
            82,300              Buy         $11.96        12/03/02
            94,600              Buy         $11.75        12/04/02
            23,100              Buy         $11.85        12/05/02
               400              Buy         $12.56        12/18/02
               400              Sell        $13.20        12/20/02
             1,000              Buy         $10.00        01/20/04


--------
(1) As of January 23, 2004, 1,000 shares of Borland Software Corporation are held by C. Robert Coates (Bob Coates) in his own name; 1,000 shares are held by Management Insights Inc in its own name.

None of the funds used to purchase the aforesaid securities of the Company were borrowed funds, with the exception of regular brokerage margin trading from time to time.

C. Robert Coates is currently not nor has he ever been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

With the exception of his period of service as a director on the Board of Directors of Borland Software Corporation from June 1999 to February 2000, C. Robert Coates has had no transactions of any nature with the Company or any of its subsidiaries.

C. Robert Coates has no arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------

The Company reported in its 2003 Proxy Statement dated April 30, 2003, that it had approximately 80,581,936 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders.

The record date for the Company's year 2004 Annual Shareholders' Meeting is not known at this time by Mr. Coates, but has been projected to be on or about March 25, 2004, which corresponds to the timing of the record date for the 2003 Annual Shareholders' Meeting, based on an Annual Shareholders Meeting on May 14, 2004.

Mr. Coates does not have current information as to the security ownership of management, or as to the beneficial ownership of the Company's stock by persons who own more than 5% of the Company's outstanding common stock.


ITEM 7.  DIRECTORS & EXECUTIVE OFFICERS
---------------------------------------

C. Robert Coates is nominating himself as a candidate to be elected to fill a seat on the Company's Board of Directors which comes up for election at the Company's next Annual (or Special) Stockholders' Meeting. Mr. Coates understands that the Company's position is that this seat will be a Class III Directors' seat.

Mr. Coates is not a party to any material proceeding adverse to the Company, or any subsidiary or affiliation, nor does he have any interest, material or otherwise, adverse to the Company.


ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------------------------

Except as set out in Item 5 above, Mr. Coates has no information as to compensation paid by the Company to its officers and directors.


ITEM 21.  VOTING PROCEDURES
---------------------------

According to the Company's Proxy Statement for its 2003 Annual Meeting of Shareholders, the following voting procedures apply:

Only stockholders of record at the close of business on the record date(the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Each outstanding share of Common Stock is entitled to one vote. Shares of Common Stock may not be voted cumulatively. Mr. Coates does not know if there are other classes of voting securities of the Company currently outstanding. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted for the election as Directors of the persons who have been nominated by the Board of Directors. The execution of a Proxy will in no way affect a stockholder's right to attend the meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, broker non votes will be treated as shares that are present but which have not been voted.

                                  Respectfully submitted,

                                  ---------------------------
                                   C. Robert Coates
                                   Date:   January 26, 2004
                                   ----------------------
=====================================================================

                                  FORM OF PROXY
                                  -------------


                        - BORLAND SOFTWARE CORPORATION -
               PROXY SOLICITED ON BEHALF OF C. ROBERT COATES FOR
                NEXT ANNUAL (OR SPECIAL) MEETING OF SHAREHOLDERS
                                       of
                          BORLAND SOFTWARE CORPROATION


The undersigned hereby constitutes and appoints C. ROBERT COATES with full power of substitution, his (her/its) attorney and proxy to the undersigned to represent the undersigned and vote all shares of Borland Software Corporation's (the "Company") Common Stock which the undersigned would be entitled to vote if personally present at the next Annual (or Special) Meeting of Shareholders, to be held on such date, and at such place and time as the Company determines, and at any postponement or adjournment thereof, in the following manner:

         PROPOSAL 1.       ELECTION OF DIRECTORS

         C. Robert Coates recommends a Vote "For" the nominee proposed:

                FOR the nominee listed            WITHHOLD AUTHORITY to
                below (except as marked           vote for the nominee
                to the contrary below)            listed below

                [  ]  C. Robert Coates            [  ] C. Robert Coates



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE NOT LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

                       ----------------------------------

(INSTRUCTION: TO GRANT AUTHORITY TO VOTE FOR ANY OTHER INDIVIDUAL NOMINEE NOT LISTED ABOVE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

                       ----------------------------------

IF THIS PROXY IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF A NOMINEE SPECIFIED ABOVE, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" SUCH NOMINEE.

PROPOSAL 2. IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any postponement or adjournment, thereof, about which the solicitor of this Proxy does not have knowledge at this time.

         (Continued and to be signed and dated, on the reverse side.)

THIS PROXY MAY BE REVOKED PRIOR TO THE TIME IT IS VOTED BY DELIVERING TO C. ROBERT COATES OR TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL OR SPECIAL MEETING AND VOTING IN PERSON.

Please sign exactly as name appears below. When shares are held in joint account, both owners must sign. When signing as attorney, trustee, executor, etc., give full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, sign in full the partnership name by the authorized person.

                       (MUST DATE)               Date:  ---------, 2004

                       (MUST SIGN IN THE SAME
                       WAY IN WHICH THE SHARES   Signed:
                       ARE HELD)                        ------------
Number of                                        Print Name:
Shares Held                                              -----------
---------
                                                 Signed:
                                                       --------------
                                                 Print Name:
                                                        -----------


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE
                                      to:

                                C. Robert Coates
                                ----------------
                        150 N. Wacker Drive, Suite 2250
                            Chicago, Illinois  60606
                                 (800)-295-0841
                          ---------------------------